Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

10. INCOME TAXES

The United States and foreign components of income before income taxes are as follows:

	2016	2015	2014
	(In thousands)
United States	$59,344	$(135,978)	$(39,323)
Foreign	468,426	300,562	187,638

Total	$527,770	$164,584	$148,315

The components of the provision for income taxes are as follows:

	2016	2015	2014
	(In thousands)
Current:
Federal	$18,832	$(12,450)	$(11,778)
Foreign	52,978	40,613	28,126
State	7,759	6,523	3,804

Total current	79,569	34,686	20,152
Deferred:
Federal	(7,688)	(69,104)	(27,493)
Foreign	(3,139)	(2,991)	(1,298)
State	(10,827)	(13,140)	(10,265)

Total deferred	(21,654)	(85,235)	(39,056)

Total provision	$57,915	$(50,549)	$(18,904)

The following table presents the breakdown of net deferred tax assets:

	December 31,
	2016	2015
	(In thousands)
Deferred tax assets	$233,900	$207,194
Deferred tax liabilities	(1,472)	(2,240)

Total net deferred tax assets	$232,428	$204,954

The significant components of the Company’s deferred tax assets and liabilities consisted of the following:

	December 31,
	2016	2015
	(In thousands)
Deferred tax assets:
Accruals and reserves	$41,094	$33,407
Deferred revenue	95,969	82,378
Tax credits	50,072	41,444
Net operating losses	41,986	50,143
Other	267	4,296
Stock based compensation	34,349	40,660
Transaction costs	557	511
Valuation allowance	(14,156)	(16,673)

Total deferred tax assets	250,138	236,166
Deferred tax liabilities:
Depreciation and amortization	1,933	(7,626)
Acquired technology	(8,524)	(17,778)
Prepaid expenses	(11,119)	(5,808)

Total deferred tax liabilities	(17,710)	(31,212)

Total net deferred tax assets	$232,428	$204,954

The authoritative guidance requires a valuation allowance to reduce the deferred tax assets reported if it is not more likely than not that some portion or all of the deferred tax assets will be realized. At December 31, 2016, the Company determined a $14.2 million valuation allowance was necessary. The amount disclosed in the table above relates to deferred tax assets for net operating losses and tax credits that may not be realized.

At December 31, 2016, the Company retained $92.1 million of remaining net operating loss carry forwards in the United States from acquisitions. The utilization of these net operating loss carry forwards are limited in any one year pursuant to Internal Revenue Code Section 382 and begin to expire in 2020. At December 31, 2016, the Company held $58.9 million of remaining net operating loss carry forwards in foreign jurisdictions that do not expire. At December 31, 2016, the Company had research and development tax credit carry forwards of $6.1 million that begin to expire in 2018.

The Company does not expect to remit earnings from its foreign subsidiaries. All income earned abroad, except for previously taxed income for U.S. tax purposes is considered indefinitely reinvested in the Company’s non-U.S. operations and no provision for U.S. taxes is provided with respect to such income. As of December 31, 2016 the undistributed earnings of the Company’s foreign subsidiaries was approximately $2.69 billion and was primarily held by a foreign subsidiary in the United Kingdom. At this time, it is not practical to determine the amount of tax that may be payable if the Company were to repatriate those earnings. Upon distribution of those earnings in the form of dividends or otherwise, the Company could be subject to both U.S. income taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to various foreign countries.

A reconciliation of the Company’s effective tax rate to the statutory federal rate is as follows:

	Year Ended December 31,
	2016	2015	2014
Federal statutory taxes	35.0%	35.0%	35.0%
State income taxes, net of federal tax benefit	0.8	(1.0)	—
Foreign operations	(21.6)	(41.1)	(26.2)
Permanent differences	3.2	13.9	8.0
Change in deferred tax liability related to acquired intangibles	(0.8)	(12.6)	(10.9)
Tax credits	(7.9)	(20.7)	(21.4)
Stock option compensation	0.3	0.8	3.4
Change in accruals for uncertain tax positions	2.2	(5.9)	(1.8)
Other	(0.2)	0.9	1.2

	11.0%	(30.7)%	(12.7)%

The Company’s effective tax rate generally differs from the U.S. federal statutory rate of 35% due primarily to lower tax rates on earnings generated by the Company’s foreign operations that are taxed primarily in Switzerland.

The Company’s effective tax rate was approximately 11.0% and (30.7)% for the year ended December 31, 2016 and 2015, respectively. The increase in the effective tax rate when comparing the year ended December 31, 2016 to the year ended December 31, 2015 was primarily due to a change in the combination of income between the Company’s U.S. and foreign operations, the impact of discrete tax benefits related to the extension of the 2015 federal research and development tax credit and the impact of settling the Internal Revenue Service (“IRS”) examination for tax years 2011 and 2012 that closed during 2015. Specifically, during the quarter ended June 30, 2015, the IRS concluded its field examination, finalized tax adjustments primarily related to transfer pricing and the research and development tax credit, and formally closed the audit for the 2011 and 2012 tax years. Subsequently, during 2015 the Company recognized a net tax benefit of $20.3 million related to the IRS examination settlement.

The decrease in the effective tax rate when comparing the year ended December 31, 2015 to the year ended December 31, 2014 was primarily due to a change in the combination of income between the Company’s U.S. and foreign operations, the decline in reserve for uncertain tax positions, the impact of discrete tax benefits related to the extension of the 2015 federal research and development tax credit, and the impairment of certain intangible assets.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2016 and 2015 is as follows (in thousands):

Balance at January 1, 2015	$66,918
Additions based on tax positions related to the current year	6,613
Additions for tax positions of prior years	4,675
Reductions related to the expiration of statutes of limitations	(9,521)
Settlements	(14,064)

Balance at December 31, 2015	54,621
Additions based on tax positions related to the current year	$11,588
Additions for tax positions of prior years	4,759
Reductions related to the expiration of statutes of limitations	(1,167)

Balance at December 31, 2016	$69,801

As of December 31, 2016 the Company is offsetting unrecognized tax benefits of $25.1 million against long-term deferred tax assets. All amounts included in this balance affect the annual effective tax rate. The Company recognizes interest accrued related to uncertain tax positions and penalties in income tax expense. As of the year ended December 31, 2016, the Company accrued $2.8 million for the payment of interest and penalties.

The Company and one or more of its subsidiaries are subject to U.S. federal income taxes in the United States, as well as income taxes of multiple state and foreign jurisdictions. The Company is currently no longer subject to U.S. federal income tax examination. With some exceptions, the Company is generally not under examination for state and local income tax, or non-U.S. jurisdictions by tax authorities for years prior to 2013.